SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 31, 2002


                             UNICAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                    001-13973                  65-0788314
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)


   Aventura Corporate Center 20801 Biscayne Boulevard,
            Suite 403, Aventura, Florida                           33180
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     (Address of principal executive offices)                    (Zip code)


       Registrant's telephone number, including area code: (305) 899-5000

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          (Former name or former address, if changed since last report)


Item 5.  Other Events.

      As previously reported, UniCapital Corporation, a Delaware corporation (the "Company"), together with substantially all of its direct and indirect subsidiaries (the "Debtors"), filed voluntary Petitions for Relief under the provisions of Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York ("Bankruptcy Court"), Case Nos. 00-B-42719 through 00-B-42838 Jointly Administered (the "Bankruptcy Cases"), on December 11, 2000.

      On January 9, 2002, the Bankruptcy Court entered its Order Confirming Second Amended and Restated Plan of Reorganization, as Modified, of UniCapital Corporation and Debtor Subsidiaries Under Chapter 11 of the Bankruptcy Code (the "Confirmation Order"). The Confirmation Order confirmed the Second Amended and Restated Plan, as modified by the Modifications to Second Amended and Restated Plan of Reorganization of UniCapital Corporation and Debtor Subsidiaries Under Chapter 11 of the Bankruptcy Code (the "Plan Modifications").

      The Second Amended and Restated Plan of Reorganization (the "Plan") and the Plan Modifications were previously filed as exhibits to the Company's Current Reports on Form 8-K dated December 19, 2001, and January 15, 2002, respectively.

      On February 6, 2002, the Notice of Effective Date of Second Amended and Restated Plan of Reorganization, as Modified, of UniCapital Corporation and Debtor Subsidiaries under Chapter 11 of the Bankruptcy Code (the "Notice of Effective Date of the Plan") was filed with the Bankruptcy Court, announcing that the Plan, as modified, has become effective as of January 31, 2002.

      Exhibit 99.1 to this Current Report on Form 8-K contains the text of the Notice of Effective Date of the Plan.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

      99.1 Notice of Effective Date of Second Amended and Restated Plan of Reorganization, as Modified, of Unicapital Corporation and Debtor Subsidiaries under Chapter 11 of the Bankruptcy Code.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            UNICAPITAL CORPORATION

                                            By: /s/ Daniel Chait
                                                --------------------
                                                 Name:  Daniel Chait
                                                 Title: President


Dated:   February 6, 2002



                                  EXHIBIT INDEX


Exhibit No.      Document Description
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99.1             Notice of Effective Date of Second Amended and Restated Plan of
                 Reorganization, as Modified, of Unicapital Corporation and
                 Debtor Subsidiaries under Chapter 11 of the Bankruptcy Code.